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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2008

BE AEROSPACE, INC.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-18348 (Commission File Number)	06-1209796 (I.R.S. Employer Identification No.)

1400 Corporate Center Way, Wellington, Florida	33414
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (561) 791-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other events.

As previously announced, on June 9, 2008, BE Aerospace, Inc., a Delaware corporation (the "Company") entered into a Stock and Asset Purchase Agreement with Honeywell International Inc., a Delaware corporation ("Honeywell"), to acquire (the "Acquisition") Honeywell's Consumables Solutions business ("HCS").

The Company intends to file with the Securities and Exchange Commission today a Post-Effective Amendment No. 1 to its Automatic Shelf Registration Statement on Form S-3 (File No. 333-141393) to register debt securities. The Company intends to commence an offering of notes and intends to use the proceeds from the notes offering to pay in part the purchase price of the Acquisition.

The prospectus forming part of the registration statement on Form S-3 will include (i) audited combined financial statements of HCS for the years ended December 31 2007, 2006 and 2005, (ii) unaudited combined financial statements of HCS as of March 31, 2008, and (iii) unaudited pro forma condensed combined financial information of the Company, which are attached as Exhibits 99.1, 99.2 and 99.3 hereto, respectively.

The Company intends to file a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Company has filed with the SEC for more complete information about the Company and these offerings. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, the Company will arrange to send you the prospectus after filing if you request it by calling the Investor Relations Department at (561) 791-5000 ext. 1450.

Item 9.01    Financial statements and exhibits.

(d)
Exhibits

23.1
Consent of PricewaterhouseCoopers LLP.

99.1
Audited Combined Financial Statements of the Consumables Solutions Business of Honeywell International Inc. for the years ended December 31, 2007, 2006 and 2005.

99.2
Unaudited Combined Financial Statements of the Consumables Solutions Business of Honeywell International Inc. as of March 31, 2008.

99.3
Unaudited Pro Forma Condensed Combined Financial Information of the Company.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BE AEROSPACE, INC.
By:	/s/ THOMAS P. MCCAFFREY
	Name:	Thomas P. McCaffrey
	Title:	Senior Vice President and Chief Financial Officer

Date: June 23, 2008

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Exhibit index

Exhibit No.	Description of Exhibits
23.1	Consent of PricewaterhouseCoopers LLP.
99.1	Audited Combined Financial Statements of the Consumables Solutions Business of Honeywell International Inc. for the years ended December 31, 2007, 2006 and 2005.
99.2	Unaudited Combined Financial Statements of the Consumables Solutions Business of Honeywell International Inc. as of March 31, 2008.
99.3	Unaudited Pro Forma Condensed Combined Financial Information of the Company.

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  Item 8.01 Other events.
  Item 9.01 Financial statements and exhibits.
Signature
Exhibit index